Exhibit 10.2
FIRST AMENDMENT TO
AMENDED AND RESTATED PURCHASE AGREEMENT
     This FIRST AMENDMENT TO AMENDED AND RESTATED PURCHASE AGREEMENT (the “First Amendment”), dated as of the 28th day of April, 2006, is made by and among Horizon Offshore, Inc., a Delaware corporation (the “Issuer”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), and the holders listed on the signature pages hereto (each a “Noteholder” and collectively, the “Noteholders”).
W I T N E S S E T H:
     WHEREAS, the Issuer and the holders signatory thereto (the “Original Noteholders”) entered into that certain Purchase Agreement, dated as of March 11, 2004 (the “Original Purchase Agreement”), pursuant to which the Issuer issued to the Original Noteholders $80,619,480.43 aggregate principal amount of its 16% Subordinated Senior Notes due March 31, 2007 (the “Notes”);
     WHEREAS, on March 31, 2005, the Issuer and the Original Noteholders entered into that certain recapitalization letter agreement pursuant to which the Original Noteholders agreed to, among other things, (i) exchange $62,292,137.04 aggregate principal amount of the Original Notes for shares of Common Stock and Series B Preferred Stock (the “Exchange Transaction”) such that only $18,327,137.04 aggregate principal amount of Notes was to remain outstanding after the consummation of the Exchange Transaction, (ii) amend the terms of the Notes, and (iii) enter into an amendment and restatement of the Original Purchase Agreement;
     WHEREAS, the Issuer, the Guarantors and the Noteholders entered into that certain Amended and Restated Purchase Agreement, dated as of April 30, 2005 (the “Purchase Agreement”), pursuant to which the terms of the Notes were amended; and
     WHEREAS, the Issuer, the Guarantors and the Noteholders signatory hereto desire to amend Schedule 1 to the Purchase Agreement in order to reflect more accurately the Senior Debt.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and premises contained herein, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed and do hereby agree as follows:
     1. Capitalized terms used in this First Amendment, and not otherwise defined herein, shall have the meanings assigned to them in the Purchase Agreement.
     2. Schedule 1 to the Purchase Agreement is hereby deleted in its entirety and Schedule 1 attached hereto is inserted in lieu thereof.

     3. The Issuer and the Guarantors hereby represent and warrant to the Noteholders that (i) each of the representations and warranties of the Issuer and the Guarantors contained in the Purchase Agreement are true, correct and complete as of the date hereof and apply to the execution of this First Amendment and any other documents executed in connection herewith; (ii) the Issuer and the Guarantors have complied with all covenants, terms and other conditions set forth in the Purchase Agreement as of the date hereof; and (iii) there exists no Event of Default as of the date hereof.
     4. It is further understood and agreed by and among the parties hereto that all terms and conditions of the Purchase Agreement, except as herein modified, shall remain in full force and effect.
     5. The parties hereto confirm, severally and not jointly, that to the best of their knowledge the Noteholders signatory hereto constitute the Required Holders as that term is defined and used in the Purchase Agreement.
     6. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This First Amendment will be effective when a counterpart hereof has been executed on behalf of the Issuer, each Guarantor and the Required Holders.
[Signatures on following pages.]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Purchase Agreement to be duly executed as of the day and year first above written.

ISSUER:

HORIZON OFFSHORE, INC.

By:

Name:
Title:

GUARANTORS:

HORIZON VESSELS, INC.

By:

Name:
Title:

HORIZON OFFSHORE CONTRACTORS, INC.

By:

Name:
Title:

HORIZON SUBSEA SERVICES, INC.

By:

Name:
Title:

HORIZON VESSELS INTERNATIONAL, LTD.

By:

Name:
Title:

HORIZEN, LLC

By:

Name:
Title:

ECH OFFSHORE, S. DE R.L. DE C.V.

By:

Name:
Title:

HOC OFFSHORE, S. DE R.L. DE C.V.

By:

Name:
Title:

NOTEHOLDERS:

ELLIOTT ASSOCIATES, L.P.

By:	Elliott Capital Advisors, L.P., as General Partner

By:	Braxton Associates, Inc., as General Partner

By:

Name:
Title:

FALCON MEZZANINE PARTNERS, LP

By:	Falcon Mezzanine Investments, LLC, its General Partner

By:

Name:
Title:

LLOYD I. MILLER

By:

	Name:	Lloyd I. Miller
in his individual capacity

MILFAM I, L.P.

By:

	Name:	Lloyd I. Miller
	Title:	Limited Partner

LLOYD I. MILLER TRUST A-4

By:	PNC Bank

By:

	Name:	Alan Goldman
	Title:	Trustee

MILFAM II, L.P.

By:

	Name:	Lloyd I. Miller
	Title:	Limited Partner

L. MILLER III GST dtd 12/31/91

By:

	Name:	Lloyd I. Miller
	Title:	Trustee

MILFAM, LLC

By:

	Name:	Lloyd I. Miller
	Title:	General Partner

CATHERINE C. MILLER IRREV TR
DTD 3/26/91

By:

	Name:	Lloyd I. Miller
	Title:	Trustee

ALEXANDRA B. MILLER

By:

	Name:	Lloyd I. Miller
	Title:	Custodian FL/UTMA

SCHEDULE 1
SENIOR DEBT DOCUMENTS
(1)	Loan Agreement, dated March 9, 2006, among Horizon Vessels, Inc., as borrower, The CIT Group/Equipment Financing, Inc., Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services, Inc., Ableco Finance, LLC, A3 Funding LP, AIG Commercial Equipment Finance, Inc. and GATX Financial Corporation, as lenders, and The CIT Group/Equipment Financing, Inc., as agent for the lenders, as amended through the date hereof, and any notes, guarantees, security agreements and mortgages executed with respect thereto.
(2)	Loan Agreement, dated June 29, 2001, between Horizon Vessels, Inc. and General Electric Capital Corporation, as amended through the date hereof, and any notes, guarantees, security agreements and mortgages executed with respect thereto.
(3)	Amended and Restated Loan Agreement, executed March 11, 2004 but dated June 29, 2001, between Horizon Vessels, Inc., Horizon Offshore, Inc. and Horizon Offshore Contractors, Inc. and General Electric Capital Corporation (successor in interest to Wachovia Bank, National Association, which was successor by merger to SouthTrust Bank), as amended through the date hereof, and any notes, guarantees, security agreements and mortgages executed with respect thereto.
(4)	Loan Agreement, dated June 30, 2003, between Horizon Vessels International Ltd. and General Electric Credit Corporation of Tennessee, as amended through the date hereof, and any notes, guarantees, security agreements and mortgages executed with respect thereto.
(5)	Term Loan, Guaranty and Security Agreement, dated as of February 17, 2006, among Horizon Vessels, Inc., as borrower, Horizon Offshore, Inc., as guarantor, and General Electric Capital Corporation, as lender, as amended through the date hereof, and any notes, guarantees, security agreements and mortgages executed with respect thereto.
(6)	Revolving Credit and Security Agreement, to be dated on or about April 28, 2006, among PNC Bank, National Association (as agent and lender), and Horizon Offshore, Inc., Horizon Offshore Contractors, Inc., HOC Offshore, S. de R.L. de C.V., Horizon Marine Contractors (Malaysia) Sdn Bhd, PT Horizon Offshore Indonesia, Horizon Marine Construction (Mauritius) Ltd. and Horizon Marine Construction Ltd. (Borrowers), and any notes, guarantees, security agreements and mortgages executed with respect thereto.
(7)	Loan Agreement, dated November 1, 2001, by and between Amegy Bank of Texas, N.A. (successor by merger to Southwest Bank of Texas, N.A.), as lender, and Horizon Vessels, Inc., as borrower, as amended through the date hereof, and any notes, guarantees, security agreements and mortgages executed with respect thereto.